File Number: 333-110037
                                                          Filed Pursuant to Rule
                                                        497(e) of the Securities
                                                                     Act of 1933

                                                                     May 8, 2009

                    Pioneer AMT-Free Municipal Fund
                     Supplement to the May 1, 2009
  Class A, Class B and Class C Shares Prospectus and Class Y Shares Prospectus



     The reorganization of Pioneer AMT-Free CA Municipal Fund into Pioneer AMT-Free Municipal Fund (the "Reorganization") has been approved by each fund's board of trustees. The trustees determined that the Reorganization is in the best interests of the shareholders of both funds. Each fund is managed by Pioneer Investment Management, Inc. The Reorganization is expected to qualify as a tax-free reorganization, which generally means that the Reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either fund or their shareholders as a direct result of the Reorganization. The Reorganization, which does not require shareholder approval, is subject to the satisfaction of certain conditions, and is expected to be completed on or about June 12, 2009.

     Although Pioneer AMT-Free Municipal Fund normally limits its investment in municipal securities whose issuers are located in the same state to less than 25% of the fund's total assets, upon completion of the Reorganization, and for a period thereafter, the fund expects that the portion of its investments in municipal securities whose issuers are located in the state of California may exceed 25% of the fund's total assets. Consequently, the fund will be more susceptible to economic, political and other developments that may adversely affect California issuers than are funds whose portfolios are more geographically diverse. These developments may include state or local legislation or policy changes, voter-passed initiatives, erosion of the tax base or reduction in revenues of the state or one or more local governments, the effects of terrorist acts or the threat of terrorist acts, the effects of possible natural disasters, or other economic or credit problems affecting the state generally or any individual locality. California, as the rest of the nation, is in a severe economic recession. The major sources of revenues for local government, property taxes and sales taxes, as well as fees based on real estate development, are all adversely affected by the current economic recession. Unfavorable developments in any economic sector may adversely affect the overall California municipal market. Although California has a relatively diversified economy, California has concentrations in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction, government and services. The fund, therefore, may be more susceptible to developments affecting those industries than a municipal bond fund without the same level of exposure to California.

                                                                   23110-00-0509
                                         (C)2009 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds,
                                                                     Member SIPC